FEDERAL FUNDS PURCHASED AND OTHER SHORT-TERM BORROWINGS	12 Months Ended
Dec. 31, 2013
FEDERAL FUNDS PURCHASED AND OTHER SHORT-TERM BORROWINGS [Abstract]
FEDERAL FUNDS PURCHASED AND OTHER SHORT-TERM BORROWINGS

NOTE 12 - FEDERAL FUNDS PURCHASED AND OTHER SHORT-TERM BORROWINGS

The Bank has various sources of short-term borrowings, which consist primarily of cash management advances from the FHLB and federal funds purchased from correspondent banks.  Short-term borrowings are used to manage seasonal fluctuations in liquidity.

Cash management advances from FHLB are secured by one-to-four family first mortgages under the blanket collateral pledge agreement that also collateralizes long-term advances from FHLB and have maturities of 90 days or less.  See Note 13 for more information about maximum borrowing capacity with FHLB.  There were no short-term borrowings outstanding against this line as of December 31, 2013 or 2012.

The Bank has federal fund lines of credit available with four correspondent banks totaling $54.5 million as of December 31, 2013.  There were no federal funds purchased as of December 31, 2013 or 2012.

The following tabular analysis presents short-term borrowing year-end balance, maximum month-end balance, annual average and weighted average interest rates for the years ended December 31, 2013, 2012 and 2011 (dollars in thousands):

	2013	2012	2011
Amount outstanding at end of year	$ -	$ -	$ -
Weighted average interest rate at end of year	-%	-%	-%
Maximum outstanding at any month end	$ -	$5,000	$5,000
Average outstanding during year	$11	$1,230	$1,666
Weighted average interest rate during year	-%	-%	-%